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                                                                   Exhibit 10.80


                                PLEDGE AGREEMENT
                                    (COMPANY)


         THIS STOCK PLEDGE ("Stock Pledge") made as of this 31st day of March, 2000, by and between Ha-Lo Industries, Inc., an Illinois corporation ("Company"), the Canadian Permitted Borrower and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

         RECITALS:

         A. Pursuant to that certain Ha-Lo Industries, Inc. Revolving Credit Agreement dated as of March 31, 2000 (as may be amended, or otherwise modified from time to time, the "Credit Agreement") by and among Company, the Canadian Permitted Borrower, Secured Party as Agent and the financial institutions which are named in and are signatories to the Credit Agreement ("Banks"), the Banks have agreed to extend credit to the Company on the terms set forth in the Credit Agreement.

         B. As a condition to the performance of its obligations under the Credit Agreement and the other Loan Documents, the Banks and Secured Party, as Agent for the Banks, have required that Company provide this Stock Pledge to Secured Party, as Agent for the Banks.

         C. Agent is acting as Agent for the Banks pursuant to Section 12.1 of the Credit Agreement.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         I. CREATION OF SECURITY INTEREST

         Company hereby grants to Secured Party, on behalf of Banks and the Agent, a security interest in the property described in paragraph II, below ("Collateral").

         II. COLLATERAL.

         The Collateral consists of the following:



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                  (a) 100% of the outstanding shares of each class of stock of
         (or other ownership interest in) each Subsidiary listed on Schedule A hereto (as such Schedule may be revised pursuant to Section III B.1 hereof), together with all of the certificates and/or instruments representing such shares of stock (or other ownership interest), and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (b) 100% of any additional shares of stock of (or other ownership interest in) any of the Subsidiaries listed on Schedule A hereto, at any time and from time to time acquired by Company in any manner, all of the cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (c) All other property hereafter delivered to the Agent in substitution for or in addition to the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (d)      All products and proceeds of all of the foregoing.

         III. COMPANY'S OBLIGATIONS

                  A. PAYMENT OF SECURED OBLIGATIONS. The security interest created herein is given as security for:

                           (1) All of Company's obligations contained in or
                  arising under or in connection with the Credit Agreement, and all obligations of Company contained in or arising under the other Loan Documents executed by Company;

                           (2) All of Company's obligations contained in or
                  arising under any and all Letter of Credit Agreements executed or to be executed by Company from time to time pursuant to the Credit Agreement, and any Letters of Credit issued or to be issued thereunder;

                           (3) All of Company's obligations contained in or
                  arising under any Interest Rate Protection Agreements;

                           (4) The obligations of Company for payment of all
                  sums hereafter loaned, paid out, expended or advanced by or for the account of the Banks (or any of them) or by the Secured Party under the terms of this Stock Pledge, the Credit Agreement, or the other Loan Documents, in connection with the Collateral or any of the documents or instruments described in this Stock Pledge, the Credit Agreement or the other Loan Documents;


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                  together with interest thereon as provided for herein or
                  therein; and also as security for all other Indebtedness, and any judgments that may hereafter be rendered on such Indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Secured Obligations").

                  B. PROTECTION OF SECURITY INTEREST.

                           (1) Company shall take any and all steps reasonably
                  required to protect the Collateral, and in pursuance thereof Company agrees to deliver or cause to be delivered to Secured Party and Secured Party shall receive possession, on behalf of Banks, of certificates representing all of the pledged shares referred to in Schedule A properly endorsed or with assignments separate from such certificates in blank for transfer, or in the case of ownership interests not evidenced by a certificate, a consent and acknowledgment executed by such Subsidiary in the form attached hereto as Exhibit A. In addition Secured Party shall receive proof that appropriate acknowledgments, governmental approvals, share register entries, local pledge agreements, financing statements, collateral and other documents covering the Collateral have been executed and delivered by the appropriate parties and recorded on file with such Persons and in such jurisdictions as reasonably necessary to perfect the security interests, or other liens granted hereby and/or thereby. The Secured Party from time to time shall revise Schedule A hereto and promptly deliver a copy thereto to Company and the Banks, on the effective date of the acquisition or creation by Company of a Significant Domestic Subsidiary, adding to Schedule A the name of each such Subsidiary so acquired or created, and upon such revision, Company shall be deemed to have pledged 100% of the capital stock (or other ownership interests) of each such Subsidiary so acquired or created to Secured Party for and on behalf of Banks.

                           (2) Except to the extent permitted pursuant to the
                  provisions of the Credit Agreement, Company will not sell, transfer, assign or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of Secured Party, given at the direction of the requisite Banks.

                           (3) Company will, subject to the applicable terms of
                  the Credit Agreement, pay all taxes and assessments upon the Collateral or for its use or operation before any interest or penalty for nonpayment attaches thereto unless said payment is being contested in good faith and it establishes a reserve as required by generally accepted accounting principles.

                           (4) Company will, subject to the applicable terms of
                  the Credit Agreement, sign and execute alone or with Secured Party any financing statement or


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                  other document or procure any documents and pay all reasonable connected costs, reasonably necessary to protect the security interest under this Stock Pledge against the rights or interests of third persons.

                           (5) Company will, subject to the applicable terms of
                  the Credit Agreement, reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default which Secured Party elects to remedy pursuant to its rights under Article VI hereof.

                           (6) Company will, subject to the applicable terms of
                  the Credit Agreement:

                                    (i) allow Secured Party to examine, audit
                           and inspect Company's books, accounts, records (including without limitation all records relating to the Collateral or the Secured Obligations), ledgers and assets and properties of every kind and description wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers. An examination of the records or properties of Company may require revealment of proprietary and/or confidential data and information, and the provisions of Section 13.12 of the Credit Agreement are incorporated herein;

                                    (ii) punctually and properly perform all of
                           its covenants and duties under any other security agreement, mortgage, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Secured Obligations, or any part thereof;

                                    (iii) perform its obligations under the Loan
                           Documents;

                                    (iv) promptly furnish Secured Party with any
                           information in writing which Secured Party may reasonably request concerning the Collateral;

                                    (v) promptly notify Secured Party of any
                           material change in any fact or circumstances warranted or represented by Company in this Stock Pledge or in any other writing furnished by Company to Secured Party in connection with the Collateral or the Secured Obligations;

                                    (vi) promptly notify Secured Party of any
                           material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the Secured Party, appear in and defend, at Company's expense, any such action or proceeding; and


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                                    (vii) promptly, after being requested by
                           Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof, and in enforcing the security interest created herein.

                           (7) With respect to any Collateral of a kind
                  requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, Company will forthwith execute and deliver to Secured Party on behalf of Banks, whatever the Secured Party or the Majority Banks shall deem reasonably necessary or proper for such purpose. Should any covenant, duty or agreement of Company fail to be performed in accordance with its terms hereunder and such failure continues for ten (10) days after notice thereof by Secured Party to Company, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Company, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Secured Obligations, and, at the request of Secured Party, Company agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate at which interest accrues on amounts after the same become due pursuant to the terms of any note executed pursuant to the Credit Agreement from the date of such expenditure by Secured Party until paid. With respect to any Collateral in which Company acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, Company agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein.

                           (8) Following the occurrence and during the
                  continuance of an Event of Default, Company will hold the proceeds of any of the Collateral in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and will deliver such proceeds to Secured Party at its request.

                           (9) If Secured Party, acting in its sole discretion,
                  redelivers any Collateral to Company or Company's designee for the purpose of

                                    (i) the ultimate sale or exchange thereof,
                           or

                                    (ii) presentation, collection, renewal, or
                           registration of transfer thereof,


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


                  such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Majority Banks, specifically so agrees in writing.

                           (10) If Company requests any such redelivery, Company
                  will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.

         IV. DEFAULT

         The term "Event of Default", as used herein, means the occurrence of any Event of Default under the Credit Agreement.

         V. CONSEQUENCE OF DEFAULT.

         So long as the Secured Party has not given notice to Company that an Event of Default has occurred and is continuing:

                           A. The Company shall be entitled to exercise any and
                  all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Company of stock purchase or subscription rights may be made only from funds of the Company not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; PROVIDED, HOWEVER, that the Company agrees that it shall not to exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

                           B. The Company shall be entitled to receive and
                  retain (free of any lien in favor of Secured Party) any and all lawful dividends payable in respect of the Collateral which are paid in cash if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Company, shall be forthwith delivered to the Secured Party in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Pledge Agreement.


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


         Upon notice from the Agent during the existence of an Event of Default, and so long as the same shall be continuing, all rights and powers which Company is entitled to exercise pursuant to the preceding paragraph, and all rights of Company to receive and retain dividends pursuant to the preceding paragraph shall forthwith cease, and all such rights and powers shall thereupon become vested in the Secured Party which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Secured Party pursuant to this paragraph shall be retained by the Secured Party as additional Collateral hereunder and applied in accordance with the provisions hereof.

         The Company hereby granting unto Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of Company, full power to do any and all things necessary to be done in and about the premises as fully and effectually as Company might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an interest and shall be irrevocable for the term of the Credit Agreement, and all transactions thereunder and thereafter as long as any Secured Obligations or any of the commitments to lend remain outstanding. The Secured Party shall have full power, subject to applicable law to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of Company provided that Secured Party shall act in a commercially reasonable manner.

         VI. SECURED PARTY'S RIGHTS AND REMEDIES.

         Secured Party shall have available to it (subject to applicable law) the following rights and remedies upon occurrence and during the continuance of an Event of Default:

                  A. RIGHT TO ASSIGN. Secured Party may assign this Stock Pledge only as provided in the Credit Agreement and if Secured Party does assign this Stock Pledge, the assignee shall be entitled to the performance of all of Company's obligations and agreements under this Stock Pledge, and the assignee shall be entitled to all the rights and remedies of Secured Party under this Stock Pledge.

                  B. REMEDIES AND ENFORCEMENT. Secured Party shall have and may exercise, at the direction or with the approval of the Majority Banks, any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Illinois, to the extent permitted by applicable law, on the date of this Stock Pledge or the date of Company's default together with any and all other rights and remedies otherwise provided and available to Secured Party by law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or substitution for those rights, at the direction or with the approval of the Majority Banks, Secured Party may:


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


                           (1) Apply any of the Collateral against any of the
                  Secured Obligations; and

                           (2) Waive any default, or remedy any default in any
                  reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default.

                  C. RIGHT OF SALE.

                           (1) Company agrees that upon the occurrence and
                  during the continuance of an Event of Default (taking into account applicable periods of cure, if any), Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance. Company agrees that notice of such sale sent to Company's address, as set forth in the Credit Agreement, by certified or registered mail sent at least ten (10) Business Days prior to such sale, shall constitute reasonable notice of sale. The proceeds of sale shall be applied in the following order:

                                    (i) to all reasonable costs and charges
                           incurred by Secured Party in the sale of said property, including such reasonable attorneys' fees as shall have been incurred by Secured Party;

                                    (ii) to the Secured Obligations, including
                           all accrued interest thereon; and

                                    (iii) any surplus of such proceeds remaining
                           shall be paid to Company, or to such other party who shall lawfully be entitled thereto.

                           (2) At any sale or sales made pursuant to this Stock
                  Pledge or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of the Secured Party or its successors or assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. At any such sale, the Secured Party or the holder of any note hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, successors or assigns.

                  D. MISCELLANEOUS. Secured Party shall have the right at all times to enforce the provisions of this Stock Pledge on behalf of Banks in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure of Secured Party at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as


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

         having created a custom in any way or manner contrary to the specific provisions of this Stock Pledge or as having in any way or manner modified the same. All rights and remedies of Secured Party and Banks are cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         VII. REPRESENTATIONS AND WARRANTIES OF COMPANY.

         Company represents and warrants, as continuing representations and warranties so long as the Stock Pledge remains in effect, that:

                  A. The individual signatory hereto has authority to execute and deliver this Stock Pledge on behalf of Company.

                  B. No financing statement covering the Collateral, or any part thereof, has been filed with any filing officer other than in favor of Secured Party.

                  C. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been made and no security interest, other than the one created hereby or pursuant to pledges and security agreements previously made in favor of Secured Party on behalf of the Banks, has attached or been perfected in the Collateral or in any part thereof.

                  D. All information supplied and statements made in any financial or credit statements or application for credit prior to the execution of this Stock Pledge are true and correct as of the date hereof in all material respects.

                  E. The Collateral, (1) in the case of each Subsidiary, constitutes all the issued and outstanding capital stock (or other ownership interests) of each of the Subsidiaries, except as set forth in Schedule A of this Stock Pledge, (2) has been duly authorized and issued to Company, (3) is fully paid and non-assessable, (4) is freely and validly assignable by Company, and (5) is not subject to any option, warrant right to call or commitment of any kind or nature.

                  F. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, Company will be the lawful owner with the right to transfer any interest therein, and that Company will make such further assurances as to prove its title to the Collateral as may be reasonably required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by Company to Secured Party of Collateral or financing statements covering Collateral shall constitute a representation and warranty by Company under this Stock Pledge that, with respect to such Collateral, and each item thereof, Company is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct.


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


         VIII. MUTUAL AGREEMENTS.

         Company and Secured Party mutually agree as follows:

                  A. "Company" and "Secured Party" as used in this Stock Pledge include the successors and permitted assigns of those parties.

                  B. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this secured transaction shall be that of the State of Illinois.

                  C. This Stock Pledge includes all amendments and supplements hereto and assignments hereof and Company and Secured Party shall not be bound by any amendment or undertaking not expressed in a writing executed by each of them.

                  D. All capitalized terms not specifically defined herein which are defined in the Credit Agreement are used as defined in the Credit Agreement.

                  E. This Stock Pledge shall be a continuing security interest in every respect (whether or not the outstanding balance of the Secured Obligations is reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect until all of the Secured Obligations are repaid and discharged in full and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement remains outstanding.

                  F. The parties hereto acknowledge that this Stock Pledge is subject to the mutual waiver of jury trial contained in Section 13.15 of the Credit Agreement and to the consent to jurisdiction provisions contained in Section 13.2 of the Credit Agreement.

                  G. This Stock Pledge has been executed and delivered pursuant to the Credit Agreement and in the event of any conflict between this Stock Pledge and the Credit Agreement, the Credit Agreement shall govern.

                  H. Upon payment in full of all Secured Obligations and when all commitments to extend any credit under the Credit Agreement have been terminated, the Secured Party shall, at Debtors' expense, execute and deliver to Debtors all instruments and documents as may be necessary or proper to release the lien on and security interest in the Collateral which has been granted hereunder.


                     [SIGNATURES FOLLOW ON SUCCEEDING PAGE]


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


         IN WITNESS WHEREOF, Company and Secured Party have executed this Stock Pledge on the day and year first above written.


                                           COMPANY:


                                           HA-LO-INDUSTRIES, INC. an Illinois
                                           corporation



                                           By:__________________________________

                                           Its:_________________________________



                                           ACCEPTED BY SECURED PARTY:

                                           COMERICA BANK, as Agent for the Banks



                                           By:__________________________________

                                           Its:_________________________________


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


                                   SCHEDULE A



SIGNIFICANT SUBSIDIARIES:

         1.       CREATIVE CONCEPTS IN ADVERTISING, INC.
         2.       MARKET U.S.A. INC.
         3.       PREMIER PROMOTIONS AND MARKETING, INC.
         4.       LIPSON ASSOCIATES, INC. (d/b/a LAGA)
         5.       UPSHOT DIRECT, INC.
         6.       LEE WAYNE CORPORATION
         7.       UPSHOT (NEW YORK), INC.
         8.       HA-LO SPORTS, INC.
         9.       PROMOTIONAL MARKETING, L.L.C.
         10.      CF NAPA DESIGN, INC.

                                     FORM OF
                           ACKNOWLEDGMENT AND CONSENT
                                  (___________)


         The undersigned acknowledges receipt of: (i) notice that Ha-Lo Industries, Inc. ("Assigning Member") has assigned, pledged and granted to Comerica Bank in its capacity as agent ("Agent") a security interest in such Assigning Member's interest as a member in ________________, a __________ limited liability company ("Subsidiary") and (ii) a copy of the Pledge Agreement dated as of March 31, 2000 made between the Assigning Member and Agent (in each case, as amended or otherwise modified from time to time, the "Pledge Agreement"). The undersigned consents to such assignment, pledge and grant of security and agrees that upon the written request of Agent the undersigned will pay or cause to be paid to Agent all monies to the extent required in the Pledge Agreement, due the Assigning Members arising out of the interest of Assigning Member in Subsidiary.

         The undersigned warrants and represents to Agent that the membership interests of Subsidiary assigned hereunder to Agent are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) the terms establishing the interest do not expressly provide that they are governed by
Article 8 of the Uniform Commercial Code, (iii) interests in a unit investment trust that is registered as an investment company under Federal Investment Company laws and (iv) are not face amount certificates issued by a face-amount certificate company that is registered as an investment company under Federal Investment Company laws. And the undersigned further represents and warrants that the undersigned is not registered as an investment company under Federal Investment Company laws.

         The undersigned warrants and represents to Agent that the operating agreement governing Subsidiary continues to be in full force and effect and that, to the knowledge of the undersigned, no event has occurred or condition exists which reasonably would be expected to result in a defense, offset or counterclaim limiting Subsidiary's obligations to distribute any monies due or to become due to the Assigning Member in accordance with such operating agreement. The undersigned further warrants and represents to Agent that the operating agreement authorizes the assignment and security interest made by such Assigning Member to Agent. The undersigned agrees that, unless and until Agent shall have exercised its rights and remedies under the Pledge Agreement and then only to the extent set forth therein, Agent shall have no responsibility for any of the liabilities or obligations of the Assigning Member to the undersigned nor any interest in any of the rights of the Assigning Member under the operating agreement. Nothing in this Acknowledgment and Consent shall be construed to expand the rights of the Agent under the Pledge Agreement.


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


         In Witness Whereof, the undersigned has executed this acknowledgment and consent as of March 31, 2000.


                                           [SUBSIDIARY]



                                           By:__________________________________

                                           Its:_________________________________






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